UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2007

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events

On March 23, 2007, Sepracor Inc. (“Sepracor”) announced that it had received notice that Dey, L.P. and Dey, Inc. (“Dey”) had filed a patent infringement suit concerning Sepracor’s BROVANATM  (arformoterol tartrate) Inhalation Solution 15 mcg for the maintenance treatment of bronchoconstriction in patients with chronic obstructive pulmonary disease.  On April 5, 2007, Sepracor was served with this complaint. Sepracor believes it has strong defenses to the allegations made in the complaint and intends to vigorously defend against this action; however, it is too early to make a reasonable assessment as to the likely outcome or impact of this litigation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: April 9, 2007	By:	/s/ Andrew I. Koven
Andrew I. Koven
Executive Vice President,
General Counsel and Corporate Secretary